USQ Core Real Estate Fund	Schedule of Investments
	June 30, 2024 (Unaudited)

Description	Shares	Fair Value
Real Estate Investments - 103.5%
Private Equity Real Estate Funds - 103.5% (1)
AEW Core Property (U.S.), LP (2)(3)	5,331	$5,582,717
ARA Core Property Fund, LP (2)(3)	29	3,533,121
ASB Allegiance Real Estate Fund, LP (2)(3)	4,321	5,470,118
Bailard Real Estate Investment Trust, Inc. (2)(3)	242,539	7,460,512
Barings Core Property Fund LP (2)(3)	50,651	5,680,400
BGO Daily Value Fund - Class F (2)(3)	308,712	3,778,413
BGO Diversified US Property Fund LP (2)(3)	752	1,810,064
BlackRock US Core Property Fund, LP (2)(3)(4)	N/A	5,642,702
CBRE U.S. Core Partners, LP (2)(3)	9,417,799	17,362,037
CIM UII Onshore, LP (2)(3)	6,108	7,416,952
Clarion Lion Properties Fund, LP (2)(3)	8,675	12,876,763
GWL US Property Fund LP (2)(3)(5)	N/A	7,422,337
Madison Core Property Fund LP (2)(3)	6,281	14,335,171
MetLife Core Property Fund, LP (2)(3)	1,177	1,695,719
PGIM Retirement Real Estate Fund II LP (2)	799,187	1,294,944
Prime Property Fund, LLC (2)(3)	222	4,332,705
PRISA LP (2)(3)	3,528	6,915,700
RREEF America II LP (2)(3)	23,096	2,937,037
Smart Markets Fund, LP (2)(3)	4,519	7,701,736
Strategic Property Fund (2)(3)	733,412	7,864,247
TA Realty Core Property Fund, LP (2)(3)	6,460	8,273,752
Trumbull Property Fund LP (2)(3)	142	1,242,594
U.S. Real Estate Investment Fund, LLC (2)(3)	3,371	3,974,633
U.S. Real Property Income Fund, LP (6)(7)	–	829,230
Total Real Estate Investments (Cost $150,213,248)		145,433,604

Short-Term Investments - 0.4%
Money Market Fund - 0.4%
Invesco Government & Agency - Institutional Shares, 5.25% (8)	55,505	55,505
Fidelity Investments Money Market Government Portfolio, Class I, 5.21% (3)(8)	488,146	488,146
Total Short-Term Investments (Cost $543,651)		543,651

Total Investments - 103.9% (Cost $150,756,899)		$145,977,255
Liabilities Less Other Assets - (3.9)%		(5,537,557)
Net Assets - 100.0%		$140,439,698

Percentages are stated as a percent of net assets.
LP - Limited Partnership
LLC - Limited Liability Company

(1)	Securities considered illiquid and restricted. As of June 30, 2024, the value of these investments was $145,433,604 or 103.5% of the Fund's net assets.
(2)	In accordance with ASC 820-10, Private Investment Funds are valued using the practical expedient methodology.
(3)	Pledged as collateral for borrowings under a line of credit.
(4)	Partnership is not designated in units. The Fund owns approximately 0.27% at June 30, 2024.
(5)	Partnership is not designated in units. The Fund owns approximately 0.84% at June 30, 2024.
(6)	Partnership is not designated in units. The Fund owns approximately 0.18% at June 30, 2024.
(7)	Fair Value estimated using Fair Valuation Procedures adopted by the Board of Trustees (See Notes to Schedule of Investments).
(8)	Rate reflects seven-day effective yield on June 30, 2024.

Notes to Schedule of Investments (Unaudited)

Fair Value Measurements
In applying the valuation procedures described in this Valuation Policy, the Adviser maximizes the use of “observable” versus “unobservable” inputs in markets which are active or markets where there has not been a significant decrease in the volume and frequency of transactions, as stressed by ASC Topic 820. Observable inputs are defined as inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are defined as inputs that reflect the Adviser’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. To clarify observable versus unobservable inputs and increase consistency and comparability in Fair Value measurements, ASC Topic 820 establishes a Fair Value hierarchy (the “Fair Value Hierarchy”) that prioritizes valuation inputs into three levels, which is utilized by the Adviser. The Fair Value Hierarchy is described below in further detail.

Level 1 - Level 1 inputs (“Level 1 Inputs”) are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Adviser has the ability to access at the valuation date. As defined in ASC Topic 820, an active market (“Active Market”) for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. The portfolio has investments in actively traded securities and therefore are valued through the use of Level 1 Inputs in accordance with the Fair Value Hierarchy. In accordance with ASC Topic 820, when applicable Level 1 Inputs are available for a particular security, the Fair Value of the security is equal to the quoted price multiplied by the quantity held. Adjustments are not applied to the quoted price due to the size of a position relative to trading volume (i.e., blockage).

Level 2 - Level 2 inputs (“Level 2 Inputs”) are inputs other than quoted prices included within Level 1 Inputs that are observable for the asset or liability, either directly or indirectly. Level 2 Inputs can include: quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.); and observable market-based inputs.

Level 3 - Level 3 inputs (“Level 3 Inputs”) are unobservable inputs for the asset or liability. Unobservable inputs are used in the absence of observable inputs. Level 3 Inputs reflect the Adviser’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used for the Fund’s assets and liabilities measured at fair value.

Investments in Securities at Value	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value(a)	Total
Private Equity Real Estate Funds	$-	$-	$829,230	$144,604,374	$145,433,604
Short Term Investments	543,651	-	-	-	543,651
Total	$543,651	$-	$829,230	$144,604,374	$145,977,255

(a)	In accordance with ASC 820-10, certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy.

Restricted Securities
Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2024, the Fund invested in the following restricted securities:

Initial Acquisition Date	Cost	Fair Value	Private Investment Funds	Redemption Frequency(1)	Commitments as of June 30, 2024
1/2/2018	$ 5,928,157	$ 5,582,717	AEW Core Property (U.S.), LP	Quarterly	$ 0
10/2/2017	3,258,508	3,533,121	ARA Core Property Fund, LP	Quarterly	0
10/2/2017	7,043,822	5,470,118	ASB Allegiance Real Estate Fund, LP	Quarterly	0
4/1/2021	7,066,246	7,460,512	Bailard Real Estate Investment Trust, Inc.	Quarterly	0
10/2/2017	7,004,530	5,680,400	Barings Core Property Fund LP	Quarterly	0
10/18/2019	3,883,244	3,778,413	BGO Daily Value Fund LP – Class F	Daily	0
10/2/2017	1,525,775	1,810,064	BGO Diversified US Property Fund LP	Quarterly	0
10/2/2017	5,995,428	5,642,702	BlackRock US Core Property Fund, LP	Quarterly	0
10/2/2017	16,964,353	17,362,037	CBRE U.S. Core Partners, LP	Quarterly	0
7/1/2021	8,164,363	7,416,952	CIM UII Onshore, LP	Quarterly	0
10/2/2017	13,535,590	12,876,763	Clarion Lion Properties Fund, LP	Quarterly	0
10/2/2017	7,881,078	7,422,337	GWL US Property Fund LP	Quarterly	0
7/1/2019	14,445,951	14,335,171	Madison Core Property Fund LP	Quarterly	0
10/1/2018	1,538,344	1,695,719	MetLife Core Property Fund, LP	Quarterly	0
2/28/2022	1,475,598	1,294,944	PGIM Retirement Real Estate Fund II LP	Daily	0
6/30/2022	4,941,013	4,332,705	Prime Property Fund, LLC	Quarterly	0
10/2/2017	6,772,217	6,915,700	PRISA LP	Quarterly	0
10/2/2017	2,764,433	2,937,037	RREEF America II LP	Quarterly	0
10/2/2017	6,339,153	7,701,736	Smart Markets Fund, LP	Quarterly	0
4/1/2022	9,837,603	7,864,247	Strategic Property Fund	Quarterly	0
1/2/2020	7,623,113	8,273,752	TA Realty Core Property Fund, LP	Quarterly	0
10/2/2017	1,487,507	1,242,594	Trumbull Property Fund LP	Quarterly	0
10/1/2019	4,058,890	3,974,633	U.S. Real Estate Investment Fund, LLC	Quarterly	0
7/2/2018	678,332	829,230	U.S. Real Property Income Fund, LP	Quarterly	0

1.
Redemption notices for the Private Investment Funds is 90 days or less. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested. Each of the following Private Investment Funds can temporarily suspend redemptions or pay out a pro-rata portion of redemption requests if the general partner or its respective Board deems it in the best interest of its shareholders.